Exhibit 10.3

THIRD AMENDMENT TO
PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS

BY AND BETWEEN

THE SELLER PARTIES IDENTIFIED HEREIN
(“Seller”)
and
THE BUYER PARTIES IDENTIFIED HEREIN
(“Buyer”)

Dated effective as of April 17, 2008

THIRD AMENDMENT TO
PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
     THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Amendment”) is made effective as of April 17, 2008 (the “Effective Date”) by and between HCP, INC. (formerly known as Health Care Property Investors, Inc.), a Maryland corporation (“HCP”), FAEC HOLDINGS (BC), LLC, a Delaware limited liability company (“FAEC”). HCPI TRUST, a Maryland real estate trust (“HCPIT”), HCP DAS PETERSBURG VA, LP, a Delaware limited partnership (“HCPDAS”), and TEXAS HCP HOLDING, L.P., a Delaware limited partnership (“THH”, and together with HCP, HCPIT, HCPDAS and FAEC collectively, the “Seller”), and MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, MPT OF CHERAW, LLC, a Delaware limited liability company, MPT OF IDAHO FALLS, LLC, a Delaware limited liability company, MPT OF BENNETTSVILLE, LLC, a Delaware limited liability company, MPT OF CLEVELAND, TEXAS, L.P, a Delaware limited partnership, MPT OF WEBSTER, L.P., a Delaware limited partnership, MPT OF TUCSON, LLC, a Delaware limited liability company, MPT OF BOSSIER CITY, LLC, a Delaware limited liability company, MPT OF WICHITA, LLC, a Delaware limited liability company, MPT OF BRISTOL, LLC, a Delaware limited liability company, MPT OF ENFIELD, LLC, a Delaware limited liability company, MPT OF NEWINGTON, LLC, a Delaware limited liability company, MPT OF PROVIDENCE, LLC, a Delaware limited liability company, MPT OF WARWICK, LLC, a Delaware limited liability company, MPT OF SPRINGFIELD, LLC, a Delaware limited liability company d/b/a MPW-MPT of Springfield, MPT OF FT. LAUDERDALE, LLC, a Delaware limited liability company, MPT OF POPLAR BLUFF, LLC, a Delaware limited liability company, and MPT of WEST VALLEY CITY, LLC, a Delaware limited liability company (collectively the “Buyer”).
RECITALS
A. Buyer and Seller entered into that certain Purchase and Sale Agreement and Escrow Instructions, dated as of March 13, 2008, as amended by that certain First Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of March 28, 2008, and that certain Second Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of April 1, 2008 (as amended, the “Purchase Agreement”), for the purchase and sale of certain properties more particularly described therein. All capitalized terms used but not defined in this Amendment shall have the same meanings as set forth in the Purchase Agreement,
B. Buyer and Seller wish to amend the Purchase Agreement as set forth below.
AGREEMENT
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree that the Purchase Agreement is amended as follows:
1. Legal Descriptions. The parties agree that Exhibit A-l to the Purchase Agreement is hereby replaced in its entirety by Exhibit A attached hereto.

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2. Name Change to HCPI/Idaho Falls, LLC. Within 60 days of the Effective Date, Buyer hereby agrees to cause MPT of Idaho Falls, LLC, a Delaware limited liability company, to change the name of HCPI/Idaho Falls, LLC in accordance with the terms of Section 1.2 of the Operating Agreement so that such name does not include “HCPI” or “HCP” therein.
3. Continuity of Purchase Agreement. Except as amended by this Amendment, the Purchase Agreement remains in full force and effect and is hereby ratified and confirmed.
4. Counterparts. This Amendment may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.
5. Electronically Transmitted Signatures. Telecopied signatures or signatures sent by electronic mail may be used in place of original signatures on this Amendment. Seller and Buyer intend to be bound by the signatures on the telecopied or electronically mailed document, are aware that the other party will rely on the telecopied or electronically mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature. Following any facsimile or electronic mail transmittal, the party shall promptly deliver the original instrument by reputable overnight courier in accordance with the notice provisions of the Purchase Agreement.
6. Severability. If any provision of this Amendment is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Amendment shall nonetheless remain in full force and effect.
7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to any principle or rule of law that would require the application of the law of any other jurisdiction.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Effective Date.

SELLER:

HCP, INC., a Maryland corporation

By:	/s/ Brian J. Maas

Name:	Brian J. Maas
Its:	Senior Vice President

FAEC HOLDINGS (BC), LLC, a Delaware limited liability company

By:	HCP, INC., a Maryland corporation its Sole Member

	By:	/s/ Brian J. Maas

	Name:	Brian J. Maas
	Its:	Senior Vice President

HCP DAS PETERSBURG VA, LP, a Delaware limited partnership

By:	HCP DAS PETERSBURG VA GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ Brian J. Maas

	Name:	Brian J. Maas
	Its:	Senior Vice President

TEXAS HCP HOLDING, L.P., a Delaware limited partnership

By:	TEXAS HCP G.P., INC., a Delaware corporation, its General Partner

	By:	/s/ Brian J. Maas

	Name:	Brian J. Maas
	Its:	Senior Vice President
Signature Page

HCPI TRUST, a Maryland real estate trust

By:	/s/ Brian J. Maas

Name:	Brian J. Maas
Its:	Senior Vice President
Signature Page

BUYER:

MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	/s/ Emmett E. McLean

Name:	Emmett E. McLean
Its:	Executive Vice President and COO

MPT OF BENNETTSVILLE, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF CHERAW, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO
Signature Page

MPT OF CLEVELAND, TEXAS, L.P., a Delaware limited partnership

By:	MPT OF CLEVELAND, TEXAS LLC, a Delaware limited liability company, its General Partner

	By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

		By:	/s/ Emmett E. McLean

		Name:	Emmett E. McLean
		Its:	Executive Vice President and COO

MPT OF BOSSIER CITY, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF TUCSON, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO
Signature Page

MPT OF WEBSTER, L.P., a Delaware limited partnership

By:	MPT OF WEBSTER LLC, a Delaware limited liability company, its General Partner

	By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

		By:	/s/ Emmett E. McLean

		Name:	Emmett E. McLean
		Its:	Executive Vice President and COO

MPT OF IDAHO FALLS, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF WICHITA, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO
Signature Page

MPT OF BRISTOL, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF ENFIELD, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF NEWINGTON, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF PROVIDENCE, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO
Signature Page

MPT OF WARWICK, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF SPRINGFIELD, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF FT. LAUDERDALE, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF WEST VALLEY CITY, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO
Signature Page

MPT OF POPLAR BLUFF, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO
Signature Page

TITLE COMPANY:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ James R. Lomenick

Name:	James R. Lomenick
Title:	Underwriting Counsel National Commercial Services First American Title Insurance Company
Signature Page

EXHIBIT A
EXHIBIT A-1
FEE PROPERTY DESCRIPTIONS AND ADDRESSES
I. COMMUNITY HEALTH SYSTEMS — BENNETTSVILLE, SC
     A. Address
1139 Cheraw Hwy., Bennettsville, SC 29512
     B. Legal Description
MARLBORO COUNTY, SOUTH CAROLINA
Tract #1
All that certain piece, parcel or tract of land, with improvements thereon, situate, lying and being within the corporate limits of the City of Bennettsville, Marlboro County, South Carolina, commencing at an iron on S.C. Highway 9 at a point 172.12 feet southeast of the intersection of S.C. Highway 9 and Oakwood Street, thence north 65°21’23” east for a distance of 146.25 feet to an iron at a corner; thence north 39°46’02” east for a distance of 436.08 feet to an iron at a corner; thence north 49°45’40” west for a distance of 250.53 feet to an iron at a corner on Oakwood Street; thence north 39°42’26” east for a distance of 298.68 feet to an iron at a corner, plus the width of an access road as shown on the hereinafter referenced plat; thence south 68°13’56” east for a distance of 1002.93 feet to an iron at a corner; thence south 21°38’44” west for a distance of 217.33 feet to an iron at a corner; thence north 87°39’12” west for a distance of 15.34 feet to an iron at a corner; thence south 55°27’09” west for a distance of 41.05 feet to an iron at a corner; thence south 17°07’39” east for a distance of 79.93 feet to an iron at a corner; thence south 03°25’15” east for a distance of 49.92 feet to an iron; thence south 02°47’36” west for a distance of 49.87 feet to an iron at a corner; thence north 87°35’12” west for a distance of 49.96 feet to an iron at a corner; thence south 02°44’00” west along Townsend Court for a distance of 563.53 feet to an iron at a corner; thence south 10°27’00” west along Townsend Court for a distance of 105.11 feet to an iron at a corner; thence south 25°27’45” west along Townsend Court for a distance of 104.93 feet to an iron at a corner; thence south 40°30’57” west along Townsend Court for a distance of 99.84 feet to an iron at a corner; thence south 53°31 ‘27” west along Townsend Court for a distance of 100.00 feet to an iron at a corner; thence south 65°35’39” west along Townsend Court for a distance of 223.80 feet to an iron at a corner; thence south 65°33’27” west along Townsend Court for a distance of 75.26 feet to an iron at a corner; thence north 24°36’27” west for a distance of 349.57 feet to an iron at a corner; thence north 65°22’32” east for a distance of 197.60 feet to an iron at a corner; thence north 24°32’06” west for a distance of 300.01 feet to an iron at a corner; thence south 65°24’56” west for a distance of 399.92 feet to an iron at a corner on S.C. Highway 9; thence north 24°39’74” west for a distance of 560.20 feet along S.C. Highway 9 to the beginning iron and corner, and being generally bounded as follows: on the north by properties of Dr. S. Ansari, Jimmy Frazier and H.J.
Exhibit A

Munnerlyn, Inc.; on the east by properties of Alton Williams, City of Bennettsville, W. A. Rogers and Townsend Court; on the south by properties of Ervin Mumford, Church of Jesus-Christ of Latter Day Saints and S.C. Highway 9; and on the west by property of W. A. Rogers, H. E. Avent and Mark Avent, all of which will more particularly appear by reference to a Plat of the same made by John M. Jackson, III, P.L.S., on April 7, 1995, and recorded in Plat Book 50, at Page 59, in the office of the Clerk of Court of Marlboro County; EXCEPTING therefrom that certain parcel of land containing 0.034 acre, more or less, conveyed to the South Carolina Department of Transportation pursuant to that certain Deed dated August 15, 2005 and recorded October 6, 2005 as Instrument No. 17584 in Book 498 at Page 292 in Office of the Clerk of Court of Marlboro County, South Carolina.
Tract #2
All that certain piece, parcel or lot of land, with improvements thereon, lying and being situate in said County and State, shown and delineated as Tract #2 on a certain plat entitled “Marlboro County General Hospital, Inc.”, made by John M. Jackson, III, R.L.S., dated December 1, 1981, revised December 22, 1982; said plat being of record in the office of the Clerk of Court for Marlboro County in Plat Book 37, at Page 104. Said lot of land is more particularly described as follows: Commencing at an iron 120 feet from Market Street, running thence N 25°30’ W 175 feet to an iron; thence N 64°30’ E 45 feet to an iron; thence N 30°23’ E 175.6 feet to a marker; thence S 64°30’ W 60 feet to the beginning corner.
II. COMMUNITY HEALTH SYSTEMS — CHERAW, SC
     A. Address
Hwy 9 W, Cheraw, SC 29520
     B. Legal Description
CHESTERFIELD COUNTY, SOUTH CAROLINA
Tract No. 1:
All that certain piece, parcel or tract of land, situate, lying ad being just northwest of the Town of Cheraw, and in the County of Chesterfield, State of South Carolina, fronting on the south side of South Carolina Highway #9 for a distance of 800 feet and being more particularly described as follows:
Commencing at an iron on the right-of-way of South Carolina Highway #9 and at the common corner of the subject property and property of Charles Caulder, thence along a ditch S 23-41 W-for a distance of 400 feet to an iron; thence S 23-52 W for a distance of 400 feet to an iron; thence S 24-26 W for a distance of 355.6 feet to an iron; thence S 43-24 W for a distance of 63.2 feet to an iron at a corner; thence N 67-00 W for a distance of 758.1 feet to at iron at a corner; thence N 23-00 E for a distance of 1214.7 feet to an iron at a corner on the right-of-way of South Carolina Highway #9; thence S 67-00 E for a distance of 800 feet to the beginning iron. The subject tract is generally bounded, now or formerly, as follows, to wit: on the North by the right-of-way of South Carolina Highway #9; on the East by property of Charles Caulder and the
Exhibit A

Nancy J. Caulder Estate; on the South by other property of Louise R. Gaddy and on the West by other property of Louise R. Gaddy, all as shown on the Map of Land Property of Louise R. Gaddy to be conveyed to Hospital Corporation of America made by Carl Maness, L. S., on January 9, 1981, which plat is to be recorded simultaneously with the deed from Louise R. Gaddy to Hospital Corporation of America. The tract herein contains 22.04 acres according to the above referenced plat.
EXCLUDING, HOWEVER,
All that certain piece, parcel or lot of land, situate, lying and being in the County of Chesterfield, State of South Carolina, containing 0.93 acre, more particularly described as follows: Commencing at an iron at the southern right-of-way of Highway SC-9 and running S 23-00-00 W for a distance of 593.18 feet to the point of beginning of the subject tract; thence beginning at an iron at the NW corner of subject 0.93 acre tract and running S 66-19-39 B for a distance of 229.63 feet along a paved roadway to a nail in the asphalt at the NE corner; thence turning and running S 23-00-00 W for a distance of 176.0 feet to an iron at the SE corner; thence turning and running N 66-19-39 W for a distance of 229.63 feet to an iron at the SW corner; thence turning and running N 23-00-00 E for a distance of 176.0 feet to the point of beginning. This property is described as Tract A on the drawing prepared for H. D. Jackson Co., Inc. by Van T. Cribb & Associates, dated 11/20/89, and was conveyed to Harold D. Jackson, Jr. Tract No. 2 below also is a part of the original 22.04 acres.
Tract No. 2:
All that certain piece, parcel or lot of land, with improvements thereon, situate, lying and being within the corporate limits of the Town of Cheraw, Chesterfield County, South Carolina, commencing on the right-of-way of S.C. Highway #9 at a point in the northwest corner of the hospital site of Chesterfield General Hospital, Inc., thence south 67°00’ east for a distance of 150 feet along S.C. Highway #9 to an iron at a corner on Doctor’s Drive; thence south 23°00” west for a distance of 290 feet along Doctor’s Drive to an iron at a corner; thence north 67°00” west for a distance of 150 feet to an iron at a corner on a 60 foot dirt strip reserved for a road by Robert Mark Wright, the adjoining property owner; thence north 23°00” east for a distance of 290 feet along the said strip (a power line being approximately on the line) to the beginning iron and corner, and being generally bounded as follows: on the north by S.C. Highway #9; on the east by Doctor’s Drive which is property of Chesterfield General Hospital, Inc. and is not a dedicated street; on the south by other property of Chesterfield General Hospital, Inc.; and on the west by property of Robert Mark Wright, all of which will more particularly appear by reference to a Map of the same made by Carl Maness, L. S., on October 29, 1986, and recorded in Plat Book 36, at Page 93, in the office of the Clerk of Court for Chesterfield County.
Tract No. I and Tract No. 2 are the same property shown on Plat of Land made by Carl Maness, L. S. on April 12, 1995, for Chesterfield General Hospital, Inc. and recorded in Plat Book 42, at Page 151, in the said Clerk’s office.
Exhibit A

III. COMMUNITY HEALTH SYSTEMS — CLEVELAND, TX
     A. Address
300 East Crockett Street, Cleveland, TX 77328
     B. Legal Description
FIRST TRACT:
Being Lots Nos. One (1), Two (2), Three (3), Seven (7), Eight (8) in Block No. Eighteen (18) of the Nobel Garvey Subdivision in the City of Cleveland, Liberty County, Texas, according to plat of said subdivision of record in Vol. 1, page 63 of the Map Records of Liberty County, Texas.
SECOND TRACT:
All of Lot Nos. Four (4), Five (5) and Six (6) in Block No. Eighteen (18) of the Nobel Garvey Subdivision in the City of Cleveland, Liberty County, Texas, according to plat of record in Vol. 1, page 63 of the Map Records of Liberty County, Texas, SAVE AND EXCEPT the West fifty feet (W. 50’) thereof, which was conveyed by J.M. Cadenhead et ux to E.L. Smith by Deed dated January 13, 1954, recorded in Vol. 399, page 322 of the Deed Records of Liberty County, Texas.
THIRD TRACT:
All Lot Nos. Ten (10), Eleven (11) and Twelve (12) in Block No. Eighteen (18) of said Noble Garvey Subdivision in the City of Cleveland, Liberty County, Texas, according to plat of record in Vol. 1, page 63 of the Map Record of Liberty County, Texas, SAVE AND EXCEPT the East 104 feet (E. 104’) thereof which was conveyed by J.M. Cadenhead et ux to Etta B. Anderson by Deed dated May 8, 1945, recorded in Vol. 277, page 85 of the Deed Records of Liberty County, Texas.
FOURTH TRACT:
Being Lot No. Nine (9) in Block No. Eighteen (18) of the Nobel Garvey Subdivision in the City of Cleveland, Liberty County, Texas, according to map of record in Vol. 1, page 63 of the Map Records of Liberty County, Texas.
FIFTH TRACT:
All that certain lot, tract or parcel of land, being the East One-hundred Four feet (E. 104’) of Lot Number Ten (10), Eleven (11) and Twelve (12) in Block Number Eighteen (18) of the NOBLE GARVEY SUBDIVISION in the City of Cleveland, Liberty County, Texas, as the same appears upon the map or plat thereof, on file and of record in Vol. 1 page 63 Map records of Liberty County, Texas.
SIXTH TRACT:
West Fifty feet of Lot Number Four (W-50’ of 4) in Block Number Eighteen (18) of the NOBLE GARVEY SUBDIVISION in the City of Cleveland, Liberty County, Texas, as the same appears

Exhibit A

upon the map or plat thereof, on file and of record in Vol. 1, page 63 Map Records of Liberty County, Texas.
SAVE AND EXCEPT from Tracts 1 - 6, that portion of Block 18 that lies within the right-of-way limits of the Dayton-Cleveland Highway as described in right-of-way Deed dated March 22, 1940, from J.M. Cadenhead and et ux to the State of Texas, recorded in Vol. 248, page 114 of the Deed of Records of Liberty County Texas.
SEVENTH TRACT:
Being Lot Nos. Three (3), Four (4), Five (5), Nine (9) and Ten (10) in Block No. Fifteen (15) and Lot Nos. One (1), Two (2), Three (3), Six (6), Seven (7), Eight (8) and Nine (9) in Block No. Seventeen (17) of the Cox Subdivision in the City of Cleveland, Liberty County, Texas, according to map of said subdivision recorded in Vol. 1, page 63 of the Map Records of Liberty County, Texas.
EIGHTH TRACT:
Being Lot Nos. Six (6) and Seven (7) in Block No. Fifteen (15) of the Noble Garvey Subdivision of part of the Cox Addition to the City of Cleveland, Liberty County, Texas, according to plat of said subdivision of record in Volume 1, page 63 of the Map Records of Liberty County, Texas.
IV. CORNERSTONE HEALTH SYSTEMS — BOSSIER CITY, LA
     A. Address
4900 Medical Drive, Bossier City, LA 71112
     B. Legal Description
Tract “A”
A tract of land located in Section 14, Township 17 North, Range 13 West, Bossier Parish, Louisiana, being further described as follows: Beginning at a point on the East line of said Section 14, located 2,440.40 feet Southerly from the Northeast corner of said Section 14; run thence North 89°38’48” West a distance of 834.30 feet; run thence South 21°21’45” East a distance of 948.06 feet; run thence North 89°29’20” West a distance of 768.35 feet to the Point of Beginning of the tract herein described; run thence North 89°29’20” West a distance of 798.45 feet to a point on the Easterly right of way lines of Woodmont Blvd., as dedicated in Book 583, Page 281 (Inst. No. 352456) of the records of Bossier Parish, Louisiana; run thence along said Easterly right of way line North 00°30’40” East a distance of 580.38 feet; thence leaving said Easterly right of way line run South 89°29’20” East a distance of 1,213.45 feet to a point on the Westerly right of way line of Medical Drive, as dedicated in Book 583, Page 282 (Inst. No. 352457) of the records of Bossier Parish, Louisiana; run thence along said Westerly right of way line South 00°30’40” West a distance of 330.38 feet; thence leaving said Westerly right of way line run North 89°29’20” West a distance of 200.00 feet; run thence North 00°30’40” East a distance of 30.78 feet, run thence South 89°36’15” West a distance of 64.85 feet to the point of curvature of a curve to the left (said curve having a radius of 14.0 feet, a central angle of 44°07’40”); run thence along said curve a distance of 10.78 feet; run thence South 45°28’35”
Exhibit A

West a distance of 193.00 feet to the point of curvature of a curve to the left (said curve having a radius of 14.0 feet, a central angle of 44°57’55”; run thence South 00°30’40” West a distance of 129.21 feet to the Point of Beginning.
Tract “C”
A tract of land located in Bossier City, Bossier Parish, Louisiana, and more fully described as: A tract of land located in Section 14, Township 17 North, Range 13 West, Bossier Parish, Louisiana, further described as follows: Beginning at a point on the East line of Section 14 located 2,440.40 feet Southerly from the Northeast corner of Section 14; run thence North 89°38’48” West a distance of 834.30 feet; run thence South 21°21’45” East a distance of 948.06 feet; run thence North 89°29’20” West a distance of 353.35 feet to the Point of Beginning of tract herein described; continue thence North 89°29’20” West a distance of 200.0 feet; run thence North 0°30’40” East a distance of 250.0 feet; run thence South 89°29’20” East a distance of 200.0 feet; run thence South 0°30’40” West a distance of 250.0 feet to the Point of Beginning of tract, containing 1.148 acres, more or less.
Tract “D”
A tract of land located in Section 14, Township 17 North, Range 13 West, Bossier Parish, Louisiana, being further described as follows: Beginning at a point in the East line of Section 14 located 2,440.40 feet Southerly from the Northeast corner of Section 14; run thence North 89°38’48” West a distance of 834.30 feet; run thence South 21°21’45” East a distance of 948.06 feet; run thence North 89°29’20” West a distance of 553.35 feet to the Point of Beginning of tract herein described; continue thence North 89o29’20” West a distance of 215.0 feet; run thence North 0°30’40” East a distance of 129.21 feet to the point of curvature of a curve to the right having a radius of 14.0 feet; run thence along said curve a distance of 10.99 feet; run thence North 45°28’35” East a distance of 193.0 feet to the point of curvature of a curve to the right having a radius of 14.0 feet; run thence along said curve a distance of 10.78 feet; run thence North 89°36’15” East a distance of 64.85 feet; run thence South 0°30’40” West a distance of 280.78 feet to the Point of Beginning of tract, containing 1.14 acres more or less.
V. CORNERSTONE HEALTH SYSTEMS — TUCSON, AZ
     A. Address
7220 East Rosewood Drive, Tucson, AZ 85710
     B. Legal Description
Parcel No. 1:
Lot 2 in Block 3 of Gateway Center, as recorded in Book 40 of Maps and Plats at Page 47, Records of Pima County, Arizona.
Parcel No. 2:
Non-Exclusive easements, shown as Easement “A”, appurtenant to Parcel No. 1 for utility, public sewer, pedestrian, vehicular access, landscaping and common maintenance purposes, over
Exhibit A

those portions of Lots 1 and 2 in Block 3, dedicated by the plat of Gateway Center, as recorded in Book 39 of Maps and Plats at Page 36, Records of Pima County, Arizona.
Parcel No. 3:
Non-exclusive easements, shown as Common Area “A” for utility, pedestrian, vehicular access, landscaping and common area maintenance, and non-exclusive easements, as shown on Common Area “B” for private park and recreation area and drainage purposes, as dedicated by the plat of Gateway Center in Book 37 of Maps and Plats at Page 25, Records of Pima County, Arizona, and as provided through and within that certain Community Declaration for Gateway Center, recorded March 27, 1984, in Book 7248, Page 1050, Pima County, Arizona.
VI. CORNERSTONE HEALTH SYSTEMS — WEBSTER, TX
     A. Address
709 Medical Center Boulevard, Webster, TX 77598
     B. Legal Description
Being 9.048 acres of land, situated in the Robert Wilson Survey, Abstract 88, Harris County, Texas, being a part of Lot 1, Block 18, Webster Outlots, a subdivision recorded in Volume 67, Page 197, Deed Records of Harris County, Texas, being that certain 9.089 acres save and except 1,783 square feet tract, conveyed in deed from Baywood Hospital, Inc. to Charter Behavioral Health System of Baywood, Inc., dated June 30, 1994, as recorded in the Official Public Records of Real Property of Harris County (O.P.R.R.P.H.C.), Texas, under County Clerk’s File No. P947588, Film Code No. 500-06-544, the subject 9.048 acres of land being more particularly described by metes and bounds as follows:
BEGINNING at a 5/8-inch iron rod found at the intersection of the southeasterly right-of-way line of Medical Center Boulevard, based on a width of 80 feet, (formerly known as Jasmine Avenue) with a cut-back line from the southwesterly right-of-way line of Texas Avenue (width varies), as described in right-of-way deed to the County of Harris, dated June 3, 1994, as recorded in the O.P.R.R.P.H.C. under County Clerk’s File No. P975281, Film Code No. 500-30-0100, being the west northerly corner of the herein described tract, having surface coordinates of X = 3,230,964.65 Y = 640,407.39, all bearings are based on the Texas State Plane Coordinate System, South Central Zone, all coordinates and distances are surface and may be converted to grid by multiplying by a combined scale factor of 0.999870;
THENCE SOUTH 86 degrees 17 minutes 41 seconds EAST, 42.25 feet along said cut-back to a 5/8-inch iron rod found at the west northerly corner of the herein described tract, on the southwesterly right-of-way line of Texas Avenue (width varies), as described in said right-of-way deed;
THENCE SOUTH 41 degrees 10 minutes 58 seconds EAST, 128.79 feet along the southwesterly right-of-way line of Texas Avenue (width varies) to a 5/8-inch iron rod found at the beginning of a curve to the left and a northeasterly corner of the herein described tract;
Exhibit A

THENCE SOUTHEASTERLY along said curve to the left and said southwesterly right-of-way line of Texas Avenue (width varies) through a central angle of 06 degrees 42 minutes 23 seconds to a 5/8-inch iron rod found at a point of reverse curve and a northeasterly corner of the herein described tract, said curve having a radius of 531.00 feet, an arc length of 62.15 feet, and a long chord length of 62.12 feet bearing SOUTH 44 degrees 32 minutes 10 seconds EAST;
THENCE SOUTHEASTERLY along a curve to the right and said southwesterly right-of-way line of Texas Avenue (width varies) through a central angle of 06 degrees 42 minutes 49 seconds to a 5/8-inch iron rod found at a northeasterly corner of the herein described tract and on the southwesterly right-of-way line of Texas Avenue (60 feet wide), said curve having a radius of 492.00 feet, an arc length of 57.65 feet, and a long chord length of 57.62 feet bearing SOUTH 44 degrees 31 minutes 57 seconds EAST;
THENCE SOUTH 41 degrees 10 minutes 58 seconds EAST, 351.50 feet along said southwesterly right-of-way line of Texas Avenue (60 feet wide) to a 1/2-inch iron rod found at the most easterly corners of the herein described tract, said Lot 1 and said 9.089 acre tract and being the most northerly corner of that certain tract of land conveyed in deed from Environmental Industries, Inc. to Houston Stafford Electric, Inc. dated July 17, 1978, as recorded in the O.P.R.R.P.H.C. under County Clerk’s File No. F683849 Film Code No. 200-14-2583;
THENCE SOUTH 48° 48’ 02” West, 630.00 feet along the northwesterly line of said Houston Stafford Electric, Inc. tract and a northwesterly line of the residue of Lot 3, Block 18, conveyed in deed from Ashton Place, Inc, to W. E. Evans (an undivided 86%), and H. L. Lugenheim (an undivided 14%), dated June 14, 1984, as recorded in the O.P.R.R.P.H.C. under County Clerk’s File No. J555232, Film Code No. ###-##-#### and in deed from United States National Bank, as Independent Executor of the Estate of H. L. Lugenheim, et al, to W. E. Evans, dated July 28, 1995, as recorded in the O.P.R.R.P.H.C. under County Clerk’s File No. R635159, Film Code No. 505-83-0474, to a 5/8-inch iron rod found at the most southerly corner of the herein described tract and the most easterly corner of that certain 3.48 acre tract, conveyed in deed from Frank W. Judd, Trustee to Kenneth J. Gurry, et ux, dated May 29, 1974, as recorded in the O.P.R.R.P.H.C. under County Clerk’s File No. E173548, Film Code No. 104-19-1124;
THENCE NORTH 41° 02’ 05” West, 345.40 feet along the common line between said 9.089 acre tract and said 3.48 acre tract to a 5/8-inch iron rod found at a westerly corner of the herein described tract;
THENCE NORTH 41° 51’ 22” West, 282.12 feet continuing with said common line to a 1/2-inch iron rod found on the said southeasterly right-of-way line of Medical Center Boulevard, being the most westerly corner of the herein described tract;
THENCE NORTH 48° 35’ 36” East, 595.49 feet with said southeasterly right-of-way to the POINT OF BEGINNING and containing 9.048 acres of land, more or less.
Exhibit A